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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 31, 2004



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


         CAYMAN ISLANDS                            333-75899                         66-0587307
(State or other jurisdiction of                   (Commission                     (I.R.S. Employer
 incorporation or organization)                   File Number)                   Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE.

         The percentage breakdown of the Company's Transocean Drilling business segment operating revenues for the six months ended June 30, 2004 by asset type, by geographic location and by customers are as follows:

               BY ASSET TYPE                                       BY GEOGRAPHIC LOCATION
5th Generation Fleet                    36%              North America                            29%
Other Deepwater Fleet                   19%              Europe/Africa                            37%
Jackups                                 19%              Brazil                                   13%
Other Floaters                          12%              Asia/Australia                           21%
Other High-Spec Floaters                6%
Other                                   8%

               BY CUSTOMERS
Petrobras                               13%
BP                                      13%
ChevronTexaco                           11%
ONGC                                    8%
Shell                                   8%
Unocal                                  5%
Total                                   4%
AGIP                                    4%
Oilexco                                 3%
Reliance                                3%
Other                                   28%

         The Company reiterates that it expects its third quarter results to be negatively impacted by the following:

         o   Norway strike

         o Trident 20 downtime resulting from the fire suffered in July 2004. The Company noted that it believes the cost of the repairs could total between $10 million to $15 million and does not expect the rig to return to work in Turkmenistan until after the third quarter of this year.

         o   Planned rig mobilizations, including the following:

             o   Jack Bates from North Sea to Australia

             o   Deepwater Discovery from Pakistan to Nigeria

             o   Actinia - from Middle East / Mediterranean to India

             o   Trident VI - from W. Africa to Asia

             o   J.T. Angel - from India to Asia

         o   Planned shipyard programs, including the Polar Pioneer and Sedco
             709

         o   Unplanned rig downtime

         The Company's near-term market segment outlook for its High Specification fleet includes the following:

         o   The ultra-deepwater rig market sector is continuing to improve.

         o   That exploration and development programs should expand globally.

         o That dayrates for ultra-deepwater rigs are beginning to reflect tighter utilization.


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         o   The market sector for the Company's Other Deepwater rigs remains modestly oversupplied.

         o The demand for fourth-generation rigs is experiencing some strengthening.

         The Company's near-term market segment outlook for its Jackup fleet in the Transocean Drilling business segment includes the following:

         o   Strong customer demand continues.

         o   Growth areas in India, Far East and Middle East.

             o   Numerous rig mobilizations in progress.

         o   Dayrates expected to remain firm to possibly higher.

         o West Africa market sector soft, with improving expectations in 2005.

         The Company's near-term market segment outlook for its Other Floaters fleet includes the following:

         o   Sector remains competitive and oversupplied, generally.

         o   Improvement in North Sea region expected during 2004.

             o   Further improvement expected in 2005.

         o   Limited opportunities to mobilize rigs.

         The Company also noted that, as of August 31, 2004, its High Specification Fleet's committed fleet days for 2005 has improved compared to the end of 2003 and that its committed fleet days for 2005 as of such date for its Transocean Drilling Segment are as follows:

         -  High Specification Rigs:           50.2%
         -  Jackups                            40.6%
         -  Other Floaters                     11.8%
            --------------                     -----
         -  Total                              37.6%


         The statements made in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in this report include, but are not limited to, statements involving the Norway strike, the repairs to and the return to work of the Trident 20, rig mobilizations, shipyard programs, unplanned downtime, market outlooks for the Company's various geographical sectors, expansion of exploration and development programs, dayrates, utilization, supply and demand and the Company's other expectations with regard to market outlook. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore and U.S. inland marine oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the


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adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-K for the year ended December 31, 2003 and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

         The information in Item 7.01 of this report is being furnished, not filed. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TRANSOCEAN INC.



Date:  August 31, 2004                  By: /s/ ERIC B. BROWN
                                           -------------------------------------
                                        Name:   Eric B. Brown
                                        Title:  Senior Vice President, General
                                                Counsel and Corporate Secretary


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